SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 24, 2001
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                          WINTON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)




            OHIO                        0-18993                 31-1303854
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(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
      of incorporation)




                    5511 Cheviot Road, Cincinnati, Ohio 45247
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 385-3880
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Item 5. Other Events.

         On April 24, 2001, Winton Financial Corporation ("WFC") issued a press release announcing a repurchase program through which up to 5% of WFC's outstanding common shares may periodically be repurchased in the open market during the next twelve months. A copy of the press release is attached hereto as
Exhibit 99.

Item 7.  Financial Statements and Exhibits.

         (a) and (b).      Not applicable.

         (c)               Exhibits.
                           See Index to Exhibits.































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WINTON FINANCIAL CORPORATION



                                          By:  /s/ Gregory P. Niesen
                                               ------------------------------
                                               Gregory P. Niesen, Treasurer

Date:  April 25, 2001






































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                                INDEX TO EXHIBITS


Exhibit Number      Description

99                  Press Release of Winton Financial Corporation dated
                    April 24, 2001.




















































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